      Variable Insurance Funds
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      [LOGO OF HSBC ASSET MANAGEMENT AMERICAS INC.]
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      HSBC Variable Growth and Income Fund
     ------------------------------------------------------------------

Portfolio Review

January 18, 2001

Dear Shareholder:

The Standard & Poor's 500 Composite Index/1/ (the "S&P 500") declined by 8.7% during the six month period ending December 31, 2000 on a total return, United States (the "U.S.") dollar basis. This pushed the S&P 500 down 9.1% during 2000, marking the first time since 1990 that the index registered a yearly decline. Early in the second half of the year, the S&P 500 twice approached the record levels achieved back in March. However, the attempt to break new highs was quelled during early September when investors began to focus on the large number of negative earnings pre-announcements. For the first time, the belief that a possible hard landing for the economy emerged. A seemingly endless stream of negative sales and earnings pre-announcements from high profile companies, particularly in the technology sector, continued through the end of the year, driving the markets dramatically lower during the latter part of 2000. The economic data clearly showed signs of a slowing economy, and Federal Reserve (the "Fed") Chairman Alan Greenspan indicated that the U.S. economy had "moderated appreciably" during a speech in early December. Although the Fed left interest rates unchanged at year-end, the Federal Reserve Open Market Committee cited eroding consumer confidence, shortfalls in revenue and earnings, and stress in some segments of the financial markets for changing their bias from an inflationary tilt to concerns of economic weakness. The release of revised third quarter Gross Domestic Product/2/ (the "GDP") supported the Fed's view of a moderating economy. According to the Commerce Department, revised third quarter GDP rose at a 2.2% annual rate, revised down from the advanced 2.7% rate the Department released in late October, and considerably below the 5.6% rate achieved during the second quarter of 2000. This marked the slowest rate of growth since the third quarter of 1996.

Concerns over decelerating earnings growth and the potential of a hard landing for the U.S. economy helped push the technology heavy NASDAQ Composite Index/3/ down 36.7% during the second half of 2000, on its way to a 39% drop for the year, its largest decline ever. The 7.8% decline in the S&P 500 during the fourth quarter marked the first time in over 22 years that the index had fallen for three consecutive quarters. The S&P 500's decline in 2000 ended a streak of five consecutive years of +20% or better returns. Eight of the eleven economic sectors in the S&P 500 posted gains during the second half of the year, but it was not enough to offset the decline in Technology (-41.7%), Communication Services (-28.5%) and Consumer Cyclicals (-1.7%). The best performing sectors were Utilities (+38.5%), Financials (+26.5%) and Basic Materials (+17.8%). Despite the 9.1% decline in the S&P 500
------
/1/The Standard & Poor's 500 Composite Index (the "Index") is an unmanaged index that reflects the U.S. stock market as a whole. The Index does not reflect the expenses associated with a mutual fund such as investment advisory and accounting fees. The Fund's performance reflects the deduction of fees for such value-added services.

 Investors cannot invest directly in an index although they can invest in the underlying securities.

/2/The Gross Domestic Product is the measure of the market value of goods and services produced by labor and property in the United States of America.

/3/The NASDAQ Composite Index is a market-capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as national market system-traded common stocks and American Depositary Receipts.

 Investors cannot invest directly in an index although they can invest in the underlying securities.

Variable Insurance Funds


during 2000, the unweighted index actually rose 12%, as over 57% of the stocks in the index on December 31, 2000 advanced during the year. In fact, the decline in the S&P 500 can be attributed to the largest stocks (based on beginning of year market capitalization), such as Microsoft, Lucent Technologies, Cisco and Worldcom. While the large cap names suffered, the Standard & Poor's MidCap 400 Stock Index/4/ and the Standard & Poor's SmallCap 600 Index/5/ rose 7.8% and 4.6%, respectively, during the last six months of 2000.

Net inflows to equity funds slowed considerably during the second half of the year after the record-breaking levels witnessed in early 2000. For the full year, equity funds saw an estimated $310 billion in net inflows, a 65% increase from 1999 levels. The Initial Public Offering (the "IPO") market followed a similar path during the year. A record $61 billion was raised in initial public offerings in 2000, but as the markets declined, the number of IPO pricings and filings declined as well. The last three months of the year marked the slowest fourth quarter for IPO pricings in eight years. The average IPO had declined almost 14% in 2000, with almost 60% of the year's IPO's trading below their initial sale price.

Outlook and Strategy

Our outlook for the equity markets has turned more positive, especially since we have the luxury of writing this in early January following Alan Greenspan's surprising 50 basis point Fed funds rate reduction. In December our view was that the tone of equity markets would improve following clarification on several issues, including the election, the Fed, corporate earnings and investor cash flows. We now have a clear and investor-friendly picture on the first two and will be carefully reading the tea leaves on the last two as the first quarter progresses. Corporate earnings announcements will probably paint a rather gloomy picture much of which, we believe, was rather painfully priced into the equity markets during the last quarter of 2000.

The final issue to be clarified is whether investors, tallying their equity returns in 2000, will exit the markets or stay the course and continue to add their investable cash to equities. We expect the latter to occur, as a generation of investors has grown up comfortable with the equity market as a place to invest. These investors are to a very large degree, fully employed, at their peak earning and savings years and attempting to address their personal concerns that Social Security will not provide a sufficient standard of living during retirement.

Going forward, we believe that 2001 will be a bull market year with equity prices moving higher, due to a combination of factors. These include: an extended soft landing in the economy, a proactive Federal Reserve and a bipartisan Congress providing fiscal relief for the slowing economy in the form of tax cuts. Other positive factors include continued corporate productivity gains leading to accelerating earnings growth through 2001 and finally a continued healthy supply/demand equation for equities. A final note: the road ahead will not be smooth. We believe that the significant stock market volatility witnessed in 2000 will continue to be a fact of life.

--------
/4/The Standard & Poor's 400 Stock Index (the "Index") is an unmanaged capitalization weighted index that measures the performance of the mid-range sector of the U.S. stock market where the market capitalization is approximately $700 million. The Index does not reflect the expenses associated with a mutual fund such as investment advisory and accounting fees. The Fund's performance reflects the deduction of fees for such value-added services.

/5/The Standard & Poor's SmallCap 600 Index (the "Index") is an unmanaged capitalization weighted index that measures the performance of selected U.S. stocks with a small market capitalization. The Index does not reflect the expenses associated with a mutual fund such as investment advisory and accounting fees. The Funds' performance reflects the deduction of fees for these value-added services.

 Investors cannot invest directly in an index although they can invest in the underlying securities.

Variable Insurance Funds


HSBC Variable Growth and Income Fund Portfolio Summary

The Fund outperformed the S&P 500 during the second half of 2000. Due to strong performance since the Fund's inception/6/, the Fund entered December ahead of the S&P 500 for the year. For the period ended December 31, 2000, the Fund returned 2.60% for shareholders.

Sincerely,

/s/ Fredric P. Lutcher
Fredric P. Lutcher, III, CFA
Chief Investment Officer, U.S. Equities

--------
/6/Fund commenced operations on May 25, 2000.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The views expressed in this report reflect those of the portfolio manager for the period ended December 31, 2000. The manager's views are subject to change at any time based on the market and other conditions.

Variable Insurance Funds


                                    [GRAPH]

                     HSBC Variable Growth and Income Fund
                     Performance (as of December 31, 2000)

                      HSBC Variable Growth     Standard & Poor's 500
                         and Income Fund         Composite Index(1)

           MAY 2000           $10,010               $10,000
           JUN 2000           $10,040               $10,246.53
          JULY 2000           $10,080               $10,086.34
           AUG 2000           $10,120               $10,712.84
          SEPT 2000           $10,150               $10,147.28
           OCT 2000           $10,190               $10,104.37
           NOV 2000           $10,220               $ 9,307.75
           DEC 2000           $10,260               $ 9,353.31

             -----------------------------------------------------
                          Average Annual Total Return
             -----------------------------------------------------
                                                           Since
                                                         Inception
                                                         (5/25/00)
             -----------------------------------------------------
             Offering Price & NAV                          2.60%
             -----------------------------------------------------


The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/1/The Standard & Poor's 500 Composite Index is a widely accepted unmanaged index of overall stock market performance and does not reflect the expenses associated with a mutual fund, such as investment advisory and fund accounting fees. The Fund's performance reflects the deduction of fees for these value added services.

The above illustration compares a $10,000 investment in the HSBC Variable Growth and Income Fund since inception to a $10,000 investment in the Standard & Poor's 500 Composite Index. All dividends and realized gains are reinvested.

The Fund's performance reflects the reduction of a portion of the Fund's fees. Without the reduction of such fees, performance for the period would have been lower.

Investors cannot invest directly in an index, although they can invest in its underlying securities.

 Variable Insurance Funds
 HSBC Variable Fixed Income Fund
 HSBC Variable Cash Management Fund
--------------------------------------------------------------------------------

Portfolio Reviews

January 18, 2001

Dear Shareholder:

The past year was quite volatile as the Federal Reserve Open Market Committee finally finished raising short-term interest rates. The raising of interest rates 50 basis points following its May 16th meeting, not only signaled their most aggressive tightening since 1995, but marked the end of 175 basis points in tightenings that commenced in June 1999 as interest rates rose from 4.75% to 6.50%.

After a summer of moderate economic growth with simmering inflation, the fourth quarter started to reflect evidence of a slowdown in the pace of economic growth. In particular, October reflected a third quarter Gross Domestic Product/1/ number of only 2.2% as compared to 5.6% in the second quarter. Additionally, the tight labor market started to show signs of easing as non-farm payroll numbers fell to +3,000 jobs in November and +1,000 jobs in December, a far cry from numbers that exceeded 200,000 earlier in the year.

In the markets, September saw the United States Treasury yield curve, which had been inverted since the beginning of the year, reshape itself as the long bond yields rose some 21 basis points to 5.88% at month end and closed with a higher yield than the 10 year Treasury. Following that, October, for the third year in a row, suffered a liquidity crunch where the market was particularly unforgiving toward shaky or questionable corporate credits.

With the Federal Reserve (the "Fed") adopting an easing bias after its December 19th meeting, citing weakness in the economy and the market's growing concern that the economy is headed for a hard landing recession, we feel that Fed Chairman Greenspan and the Fed will be very active in lowering short term interest rates during the first half of 2001.

Looking ahead to 2001, significant topics of conversations will include the continuing buyback of United States Treasury securities, the amount of tax cuts initiated by our new president and approved by our bipartisan Congress, the hard landing/recession fears brought about by continuing weak economic data and lastly more credit concerns in the corporate bond markets that extend beyond the current problems of telecom and California utility issues.

Sincerely,
/s/ Edward J. Merkle
Edward J. Merkle
Managing Director, HSBC Asset Management Americas Inc.
-------
/1/The Gross Domestic Product is the measure of the market value of goods and services produced by labor and property in the United States.
The views expressed in this report reflect those of the portfolio manager through the period ended December 31, 2000. The manager's views are subject to change at any time based on the market and other conditions.

Variable Insurance Funds


                                    [GRAPH]

                        HSBC Variable Fixed Income Fund
                     Performance (as of December 31, 2000)

                         HSBC Variable Fixed     Lehman Aggregate
                             Income Fund          Bond Index(1)

           MAY 2000           $10,009.8             $10,000
           JUN 2000           $10,051.94            $10,208.05
          JULY 2000           $10,098.92            $10,300.71
           AUG 2000           $10,145.5             $10,450.01
          SEPT 2000           $10,186.71            $10,515.71
           OCT 2000           $10,222.4             $10,585.29
           NOV 2000           $10,256.97            $10,758.37
           DEC 2000           $10,292.69            $10,957.94

             -----------------------------------------------------
                          Average Annual Total Return
             -----------------------------------------------------
                                                           Since
                                                         Inception
                                                         (5/25/00)
             -----------------------------------------------------
             Offering Price & NAV                          2.93%
             -----------------------------------------------------


The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/1/The Lehman Aggregate Bond Index is composed of the Lehman
  Government/Corporate Index and the Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The index does not reflect the expenses associated with a mutual fund, such as investment advisory and fund accounting fees. The Fund's performance reflects the deduction of fees for these value added services.

The above illustration compares a $10,000 investment in the HSBC Variable Fixed Income Fund since inception to a $10,000 investment in the Lehman Aggregate Bond Index. All dividends and realized gains are reinvested.

The Fund's performance reflects the reduction of a portion of the Fund's fees. Without the reduction of such fees, performance for the period would have been lower.

Investors cannot invest directly in an index, although they can invest in its underlying securities.

Variable Insurance Funds

Board of Trustees

JAMES H. WOODWARD       Chancellor, University of North Carolina at Charlotte

MICHAEL VAN BUSKIRK     Chief Executive Officer, Ohio Bankers Association

WALTER B. GRIMM         President, Variable Insurance Funds

--------------------------------------------------------------------------------

Officers

WALTER B. GRIMM         President


CHARLES L. BOOTH        Vice President and Assistant Secretary


FRANK DEUTCHKI          Vice President


GREGORY MADDOX          Vice President and Assistant Secretary


GARY TENKMAN            Treasurer


NIMISH BHATT            Comptroller


ALAINA V. METZ          Secretary

Variable Insurance Funds

Schedule of Portfolio Investments
HSBC Variable Growth and Income Fund
December 31, 2000


Security Description                                           Shares   Value
--------------------                                           ------- --------
Daily Sweep Vehicles--99.0%
 Bank of New York, Cash Sweep................................. 370,635 $370,635
                                                                       --------
Total Daily Sweep Vehicles (Cost $370,635)....................          370,635
                                                                       --------
Total Investments (Cost $370,635)(a)--99.0%...................          370,635
Other assets in excess of liabilities--1.0%...................            3,694
                                                                       --------
Net Assets--100.0%............................................         $374,329
                                                                       ========

--------
(a) Cost and value for federal income tax and financial reporting purposes are the same.

See notes to financial statements.

Variable Insurance Funds

Schedule of Portfolio Investments
HSBC Variable Fixed Income Fund
December 31, 2000


Security Description                                             Shares  Value
--------------------                                             ------ -------
Daily Sweep Vehicles--99.6%
 Bank of New York, Cash Sweep................................... 26,240 $26,240
                                                                        -------
Total Daily Sweep Vehicles (Cost $26,240).......................         26,240
                                                                        -------
Total Investments (Cost $26,240)(a)--99.6%......................         26,240
Other assets in excess of liabilities--0.4%.....................            100
                                                                        -------
Net Assets--100.0%..............................................        $26,340
                                                                        =======

--------
(a) Cost and value for federal income tax and financial reporting purposes are the same.

See notes to financial statements.

Variable Insurance Funds

Schedule of Portfolio Investments
HSBC Variable Cash Management Fund
December 31, 2000


Security Description                                           Shares   Value
--------------------                                           ------- --------
Daily Sweep Vehicles--97.8%
 Bank of New York, Cash Sweep................................. 151,981 $151,981
                                                                       --------
Total Daily Sweep Vehicles (Cost $151,981)....................          151,981
                                                                       --------
Total Investments (Cost $151,981)(a)..........................          151,981
Other assets in excess of liabilities--2.2%...................            3,484
                                                                       --------
Net Assets--100.0%............................................         $155,465
                                                                       ========

--------
(a) Cost and value for federal income tax and financial reporting purposes are the same.

See notes to financial statements.

Variable Insurance Funds

Statements of Assets and Liabilities
December 31, 2000

                                     HSBC Variable HSBC Variable  HSBC Variable
                                      Growth and   Fixed Income  Cash Management
                                      Income Fund      Fund           Fund
                                     ------------- ------------- ---------------
Assets:
Investments, at value (amortized
 cost $370,635, $26,240, and
 $151,981, respectively)...........    $370,635       $26,240       $151,981
Interest and dividends receivable..       1,595           118            740
Investment advisory receivable.....      25,192        16,236         23,028
                                       --------       -------       --------
Total Assets.......................     397,422        42,594        175,749
                                       --------       -------       --------
Liabilities:
Dividends payable..................          --            89            562
Accrued expenses and other
 liabilities:
 Administration....................      12,042        12,062         12,024
 Transfer agent....................       2,672         2,568          2,672
 Other.............................       8,379         1,535          5,026
                                       --------       -------       --------
Total Liabilities..................      23,093        16,254         20,284
                                       --------       -------       --------
Net Assets.........................    $374,329       $26,340       $155,465
                                       ========       =======       ========
Composition of Net Assets:
Capital............................    $371,567       $26,340       $155,465
 Accumulated net investment
  income...........................       2,762            --             --
                                       --------       -------       --------
Net Assets.........................    $374,329       $26,340       $155,465
                                       ========       =======       ========
Shares issued and outstanding (no
 par value, unlimited number of
 shares authorized)................      36,492         2,634        155,465
                                       --------       -------       --------
Net Asset Value, Offering Price and
 Redemption Price per share........    $  10.26       $ 10.00       $   1.00
                                       ========       =======       ========

See notes to financial statements.

Variable Insurance Funds

Statements of Operations
For the period ended December 31, 2000

                                     HSBC Variable HSBC Variable  HSBC Variable
                                      Growth and   Fixed Income  Cash Management
                                      Income Fund*     Fund*          Fund*
                                     ------------- ------------- ---------------
Investment Income:
Interest...........................    $  3,468      $    211       $  2,915
                                       --------      --------       --------
Total Investment Income............       3,468           211          2,915
                                       --------      --------       --------
Expenses:
Investment advisory................         358            21            193
Administration.....................      12,061        12,063         12,059
Audit..............................       1,184         1,004          1,088
Transfer agent.....................       2,672         2,568          2,672
Legal..............................       5,330           390          3,148
Printing...........................       3,527           212          2,960
Trustees...........................       1,045            34          1,612
Other..............................          97             6             46
                                       --------      --------       --------
  Total expenses before voluntary
   fee reductions and
   reimbursements..................      26,274        16,298         23,778
  Voluntary fee reductions and
   reimbursements..................     (25,568)      (16,257)       (23,257)
                                       --------      --------       --------
  Net Expenses.....................         706            41            521
                                       --------      --------       --------
Net Investment Income..............       2,762           170          2,394
                                       --------      --------       --------
Change in Net Assets Resulting from
 Operations........................    $  2,762      $    170       $  2,394
                                       ========      ========       ========

--------
* Fund commenced operations on May 25, 2000.

See notes to financial statements.

Variable Insurance Funds

Statements of Changes in Net Assets
For the period ended December 31, 2000

                                   HSBC Variable HSBC Variable  HSBC Variable
                                    Growth and   Fixed Income  Cash Management
                                   Income Fund*      Fund*          Fund*
                                   ------------- ------------- ---------------
Investment Activities:
Operations:
 Net investment income............   $  2,762       $   170       $  2,394
                                     --------       -------       --------
Change in net assets resulting
 from operations..................      2,762           170          2,394
                                     --------       -------       --------
Dividends:
 Net investment income............         --          (170)        (2,394)
                                     --------       -------       --------
Change in net assets from
 shareholder dividends............         --          (170)        (2,394)
                                     --------       -------       --------
Capital Transactions:
 Proceeds from shares issued......    372,533        26,294        212,325
 Dividends reinvested.............         --            85          1,865
 Cost of shares redeemed..........       (966)          (39)       (58,725)
                                     --------       -------       --------
Change in net assets from capital
 transactions.....................    371,567        26,340        155,465
                                     --------       -------       --------
Change in net assets..............    374,329        26,340        155,465
                                     --------       -------       --------
Net Assets:
 Beginning of period..............         --            --             --
 End of period....................   $374,329       $26,340       $155,465
                                     ========       =======       ========
Share Transactions:
 Issued...........................     36,587         2,629        212,325
 Reinvested.......................         --             9          1,865
 Redeemed.........................        (95)           (4)       (58,725)
                                     --------       -------       --------
Net increase from share
 transactions.....................     36,492         2,634        155,465
                                     ========       =======       ========

--------
* Fund commenced operations on May 25, 2000.

See notes to financial statements.

Variable Insurance Funds

Notes to Financial Statements

December 31, 2000

1.Organization

  The Variable Insurance Funds (the "Trust") was organized on July 20, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with multiple investment portfolios. The Trust is authorized to issue an unlimited number of shares without par value. The accompanying financial statements are for the HSBC Variable Growth and Income Fund, the HSBC Variable Fixed Income Fund, and the HSBC Variable Cash Management Fund (individually a "Fund" collectively the "Funds"). The Funds commenced operations on May 25, 2000. Shares of the Funds are offered to separate accounts of qualified life insurance companies, as well as other eligible purchasers.

2.Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  Securities Valuation:

  Portfolio securities are valued at the last quoted sales price as of the close of business on the day the valuation is made, or lacking any sales, at the mean between closing bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. The value for each unlisted security is on a day such security is not traded shall be based on the mean of the bid and ask quotations for that day. The value for each unlisted security is based on the last trade price for that security on a day in which the security is traded. The value of each security for which readily available market quotations exist will be based on a decision as to the broadest and most representative market for such a security. Options on indices traded on national securities exchanges are valued at the close of options trading on such exchanges. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

  The Variable Cash Management Fund values portfolio securities amortized cost, which approximates value. The amortized cost method involves valuing a security at cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and initial cost. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Trustees. Investments in investment companies are valued at their net asset values as reported by such companies. In addition, the Variable Cash Management Fund may not (a) purchase any instrument with a remaining maturity greater than thirteen months unless such instrument is subject to a demand feature, or
  (b) maintain a dollar-weighted average maturity which exceeds 90 days.

Variable Insurance Funds

  Security Transactions and Related Income:

  Security transactions are recorded on the date the security is purchased or sold ("trade date"). Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Securities gains and losses are calculated on the identified cost basis.

  Expense Allocation:

  Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust based upon the proportion of net assets or other appropriate basis.

  Dividends to Shareholders:

  Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net realized gains. Additional dividends are also made to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies. Dividends and distributions are recorded by the Funds on the ex-dividend date.

  The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations that may differ from generally accepted accounting principles in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified to capital; temporary differences do not require reclassification. For the period ended December 31, 2000, no reclassifications have been made to increase (decrease) such accounts.

  Federal Income Taxes:

  Each Fund is a separate taxable entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of its net investment income and net realized gains, if any to its shareholders. Accordingly, no provision for federal or excise tax is required.

3.Related Party Transactions

  Investment Adviser:

  The Trust retains HSBC Asset Management Americas Inc. to act as Investment Adviser (the "Adviser") for the Funds. HSBC Asset Management Americas Inc. is the North American investment management affiliate of HSBC Holdings plc. As compensation for its services, the Adviser is entitled to receive a fee, accrued daily, and paid monthly, at the following annual rates (as a percentage of average daily net assets): 0.55% for the HSBC Variable Growth and Income Fund and the HSBC Variable Fixed Income Fund, and 0.35% for the HSBC Variable Cash Management Fund. The Adviser has agreed to reduce a portion of its fees and, to the extent necessary, reimburse the Funds for certain expenses. For the period ended December 31, 2000, the Adviser reimbursed $25,549, $16,257 and $23,221 for the HSBC Variable Growth and Income Fund, HSBC Variable Fixed Income Fund, and HSBC Variable Cash Management Fund, respectively.

Variable Insurance Funds

  Administrator, Fund Accountant and Distributor:

  BISYS Fund Services Ohio, Inc. ("BISYS"), a subsidiary of The BISYS Group, Inc., with whom certain officers and trustees are affiliated, serves the Trust as administrator and fund accountant. Such officers and trustees are not paid any fees directly by the Funds for serving as officers and trustees of the Trust. In accordance with the terms of the Management and Administration Agreement and Fund Accounting Agreement, BISYS is entitled to receive a fixed fee per Fund, accrued daily and paid monthly. BISYS reduced management and administration and fund accounting fees for the period ended December 31, 2000 of $19 and $36 for the HSBC Variable Growth and Income Fund and the HSBC Variable Cash Management Fund, respectively.

  In addition, BISYS Fund Services Limited Partnership serves, without compensation, as Distributor of the Funds.

  Transfer Agent and Custodian:

  BISYS provides transfer agency services for the Funds. In addition, Bank of New York serves as custodian for the Funds. For these services to the Funds, BISYS and Bank of New York receive an annual fee accrued daily and paid monthly.

  Variable Contract Owner Servicing Plan:

  The Trust has adopted a Variable Contract Owner Servicing Plan (the "Service Plan") under which each Fund may pay a fee computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Fund. A servicing agent may periodically waive all or a portion of its servicing fees. For the period ended December 31, 2000, the Funds did not participate in any Service Plans.

4.Investment Transactions

  There were no purchases and sales of securities (excluding short-term securities) for the period ended December 31, 2000.

5.Realized Loss Carryforward

  For federal income tax purposes, the Funds have no realized loss carryforwards as of December 31, 2000.

6.Federal Income Tax Information (Unaudited)

  During the period ended December 31, 2000, there were no long-term gain distributions declared and dividends received deduction available to corporations.

Variable Insurance Funds

Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                    HSBC Variable HSBC Variable  HSBC Variable
                                     Growth and   Fixed Income  Cash Management
                                    Income Fund*      Fund*          Fund*
                                    ------------- ------------- ---------------
                                      For the period ended December 31, 2000
                                    -------------------------------------------
Net Asset Value, Beginning of
 Period............................    $10.00        $10.00         $  1.00
                                       ------        ------         -------
Investment Activities
 Net investment income.............      0.26**        0.29            0.03
                                       ------        ------         -------
Total from Investment Activities...      0.26          0.29            0.03
                                       ------        ------         -------
Dividends
 Net investment income.............        --         (0.29)          (0.03)
                                       ------        ------         -------
Total Dividends....................        --         (0.29)          (0.03)
                                       ------        ------         -------
Net Asset Value, End of Period.....    $10.26        $10.00         $  1.00
                                       ======        ======         =======
Total Return (a)...................      2.60%         2.93%           2.71%
Ratios/Supplemental Data:
 Net Assets at end of period
  (000)............................    $  374        $   26         $   155
 Ratio of expenses to average net
  assets (b).......................      1.07%         1.03%           0.94%
 Ratio of net investment income to
  average net assets (b)...........      4.18%         4.25%           4.34%
 Ratio of expenses to average net
  assets (b)(c)....................     39.75%       407.90%          43.08%
 Portfolio turnover................       (d)           (d)             (d)

--------
  *  Fund commenced operations on May 25, 2000.
 **  Calculated based on average shares during the period.
 (a)  Not annualized.
 (b)  Annualized.
 (c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (d) During the period, no purchases or sales of long-term securities occurred.

See notes to financial statements.

Variable Insurance Funds

Report of Independent Auditors


The Board of Trustees and Shareholders
HSBC Variable Insurance Funds of the Variable Insurance Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of HSBC Variable Insurance Funds (comprised of HSBC Variable Growth and Income Fund, HSBC Variable Fixed Income Fund, and HSBC Variable Cash Management Fund) (the Funds) as of December 31, 2000, the related statements of operations for the period, May 25, 2000 (commencement of operations) to December 31, 2000, the statements of changes in net assets for the period ended December 31, 2000 and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising HSBC Variable Insurance Funds at December 31, 2000, the results of their operations for the period May 25, 2000 (commencement of operations) to December 31, 2000, the changes in their net assets for the period then ended and their financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                          /s/ Ernst & Young LLP

Columbus, Ohio
February 14, 2001

                                            Variable Insurance Funds
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                            [LOGO OF HSBC ASSET MANAGEMENT
                                            AMERICAS INC.]
--------------------------------------------------------------------------------

                                            HSBC Variable Growth and
                                             Income Fund

                                            HSBC Variable Fixed Income Fund

                                            HSBC Variable Cash
                                             Management Fund

Variable Insurance Funds
3435 Stelzer Road
Columbus, Ohio 43219

Information:
(800) 634-2536

Investment Adviser
HSBC Asset Management Americas Inc.
452 Fifth Avenue (18th Floor)
New York, New York 10018

Distributor, Administrator, Transfer Agent and Dividend Disbursing Agent
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Independent Auditors
Ernst & Young LLP
1100 Huntington Center
41 South High Street
Columbus, OH 43215

Legal Counsel
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

This report is for the information of the shareholders of The Variable
Insurance Funds. Its use in connection with any offering of the Trust's shares is authorized only in the case of a concurrent or prior delivery of the Trust's current prospectus. Shares of the Funds are not an obligation of or guaranteed or endorsed by HSBC Holdings plc or its affiliates. An investment in the Funds is neither insured nor guaranteed by the FDIC or any other government agency, and may involve investment risk, including the possible loss of principal.
                                                                            1/01
Annual Report
December 31, 2000

Managed by:
HSBC Asset Management Americas Inc.

Sponsored and distributed by:
BISYS Fund Services